UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                         Date of Report: March 25, 2006


                                  MidNet, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     0-32199                    95-4735256
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

   Suite 300-1055 West Hastings Street
        Vancouver, B.C. Canada                                     V6E 2E9
(Address of principal executive offices)                          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (604) 609-6188


                                 Not applicable.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 20, 2005, MidNet entered into a Region Agreement for India with Thornton & Associates Ltd. as reported in a Form 8-K filed December 27, 2005. On March 25, 2006 MidNet and Thornton & Associates extended the Region Agreement to allow for extended delivery timings for its xPort servers. The addendum to section 5.3 of the Region Agreement is filed herewith as exhibit 10.1

ITEM 8.01 OTHER EVENTS

MidNet will be discontinuing its ATM services within the next ninety days to focus its efforts on Next Generation Networking in support of Video Telephony.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) The following exhibit is being furnished this Report:

     Exhibit No.                   Exhibit Description
     -----------                   -------------------
       10.1        Addendum to Middle Network Region Agreement Between
                   Midnet (Canada), Inc. and Thornton & Associates Ltd. dated March 25, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MidNet, Inc.


Date: March 30, 2006                     By: /s/ Tilo Kunz
                                             --------------------------
                                             Tilo Kunz
                                             Chief Executive Officer